EXHIBIT 10.2

                                LOAN AGREEMENT



                                                Dated: January 29, 1998
NAME OF BORROWER:

      VICON INDUSTRIES, INC.


PRINCIPAL PLACE OF BUSINESS:

      89 Arkay Drive    Hauppauge         Suffolk     NY          11788

    Street & No.        City/Town         County      State       Zip
                                                                  Code

STATE OF INCORPORATION:

      New York State



1.    PREAMBLE

      The Borrower has requested KEYBANK NATIONAL ASSOCIATION (the "Bank"), a national banking association, with an office for the transaction of business located at 1377 Motor Parkway, Islandia, New York 11788 to grant (i) a mortgage loan in the amount of TWO MILLION FIVE HUNDRED TWELVE THOUSAND ($2,512,000) DOLLARS (the "Mortgage Loan") and (ii) a term loan in the amount of THREE HUNDRED EIGHTY-EIGHT THOUSAND ($388,000) DOLLARS (the "Term Loan") (the Mortgage Loan and Term Loan are hereinafter collectively referred to as the "Loan") to the Borrower, and the Bank is willing to do so but only upon the terms and conditions of:

      (a) this Loan Agreement (the "Agreement"),

      (b) a Mortgage Note (the "Mortgage Note"), dated on even date herewith,

      (c) a Term Loan Note (the "Term Loan Note"), dated on even date herewith (the Mortgage Note and Term Loan Note hereinafter collectively referred to as the "Note"),

      (d) a first Mortgage and Security Agreement and a second Mortgage and Security Agreement, each dated on even date herewith covering the Premises (hereinafter defined)(collectively, the "Mortgage"),

      (e) an Assignment of Leases and Rents covering the Premises (the "Assignment of Rents"),



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      (f) and other  documents  executed or  provided by Borrower in  connection with this transaction (this Agreement, the Note, the Mortgage, the Assignment of Rents, and the other documents are hereinafter collectively referred to as, the "Loan Documents").


2.    USE OF LOAN PROCEEDS

      The Borrower will use the Loan proceeds to purchase the property located at 89 Arkay Drive, Hauppauge, New York 11788 (the "Premises").


3.    LOAN PAYABLE IN ACCORDANCE WITH NOTE.

      The Loan shall be payable as provided for in the Note. The Bank, in addition to its legal right of setoff shall be entitled to debit any accounts maintained by Borrower with the Bank for payment due under the Note.


4.    INTEREST

      The Loan shall bear interest computed at a rate (the "Interest Rate") as set forth in the Note.


5.    SECURITY

      As collateral security for the payment of all present and future debts, obligations and liabilities of the Borrower to the Bank, including but not limited to those set forth in the Note (collectively, the "Obligations"), the Borrower will grant to the Bank a security interest in all of the following (the "Collateral"):

      (a) a security interest in and assignment and pledge of all monies, deposits or other sums now or hereafter held by the Bank on deposit, in safekeeping, transit or otherwise, at any time credited by or due from the Bank to the Borrower, or in which the Borrower shall have an interest;

      (b) a first mortgage lien on the property located 89 Arkay Drive, Hauppauge, New York 11788 evidence by the Mortgage;

      (c)   a second mortgage lien on the Premises; and

      (d)   an assignment of leases and rents from the Premises.



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      From time to time,  the Borrower will execute and deliver to the Bank such assignments, agreements, documents, Uniform Commercial Code ("UCC") forms and other papers as the Bank may request in connection with the granting, perfection or continuation of the security interests granted hereunder. Borrower hereby authorizes the Bank to file at any time UCC forms signed only by the Bank or copies thereof or of this Agreement.

6.    CONDITIONS TO LOAN

      (a) Conditions Precedent. Borrower agrees that prior to or in any event no later than the time of the closing of the Loan under this Agreement, it will deliver to the Bank:

            (1) Certified copies of corporate resolutions authorizing the execution and delivery of all Loan Documents;

            (2) Certificate of good standing from the Secretary of State of New York and any other state or foreign country where Borrower is doing business as to Borrower;

            (3) Proof satisfactory to the Bank that the Borrower is authorized to do business in the State of New York;

            (4)  New York State franchise tax search as to Borrower;

            (5)  A Certificate of incumbency as to Borrower;

            (6) Certificates of insurance for any insurance required pursuant to this Agreement or any of the Loan Documents;

            (7)  UCC searches satisfactory to the Bank;

            (8)  Duly executed UCC financing statements;

            (9)  Duly executed Loan Documents;

            (10) An opinion from counsel for the Borrower as to such matters as may be deemed appropriate by the Bank and its counsel;

            (11) Payment by the Borrower of all costs and expenses incurred by the Bank in establishing the Loan;




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            (12)  An  approval  of  this  Loan   transaction   together  with  a
            subordination of claim to the Premises and fixtures at the Premises to the Bank from IBJ Schroeder ("IBJ") and Chugai Boyeki Co. Ltd.("Chugai")in form satisfactory to the Bank;

            (13) A copy of the purchase contract for the Premises executed by all parties.

      (b) Financial Reporting Requirements. The Borrower agrees as follows:

            (1) Borrower shall furnish annually to the Bank, audited Financial Statements of Assets and Liabilities, together with Profit and Loss Statements and Borrower's Form 10K, not later than ninety (90) days following the close of the Borrower's Fiscal Year, which Financial Statements shall be prepared on a consolidated basis by an independent Certified Public Accountant (CPA), reasonably satisfactory to the Bank, in accordance with Generally Accepted Accounting Principles(GAAP), including the report/letter, all statements and all footnotes.

            (2) Annually, within 90 days of its Fiscal Year End and quarterly within 60 days of each quarter end, Borrower shall submit compliance certificates setting forth Borrower's calculations of and demonstrating compliance with its Financial Covenants pursuant to this Agreement and further certifying that, to the best of its knowledge, no Event of Default has occurred hereunder or is occurring or, if a default or Event of Default has occurred or is occurring, then how same shall be cured within thirty (30) days. The compliance certificates must be duly executed by the Borrower.

            (3) Annually, within 90 days of each fiscal year end and quarterly, within 60 days of each quarter end, Borrower shall submit management prepared consolidating financial statements.

            (4) The Borrower shall, within 60 days following each quarter end, furnish to the Bank a copy of its Form 10-Q and consolidated Financial Statements.



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            (5) Annually, Borrower shall submit its budget for the upcoming year including projected Profit and Loss Statements and a Balance Sheet, said budget to be delivered with Borrower's Year End Financial Statements.

            (6) Borrower shall submit such other financial documentation to the Bank as the Bank may reasonably require so long as the Loan is outstanding.

            (7) Failure to deliver financial information within fifteen (15) days of the date specified will constitute an Event of Default hereunder.

      (c) Financial Covenants. The Borrower covenants and agrees that, from and after the date of execution of this Agreement, and so long as any amount may be borrowed hereunder or remains unpaid on account of the Note or is otherwise due to the Bank under this Agreement or any related document, Borrower shall comply with each of the following covenants which shall be calculated for the Borrower based on a non-consolidating, stand-alone basis for Vicon Industries, Inc. (without subsidiaries):

            (1) Debt Service Coverage Ratio. As of the end of each fiscal quarter, the Debt Service Coverage Ratio (hereinafter defined) shall not be less than 1.0:1.0, to be tested on a rolling four (4) quarter basis. "Debt Service Coverage Ratio" shall mean as at any date of determination thereof (i) Annual EBITDA (hereinafter defined), to
            (ii) Debt Service (hereinafter defined) for the four (4) full fiscal quarters ending on or immediately prior to such date of determination.

            "EBITDA" shall mean, for any period, with respect to the Borrower, determined in accordance with GAAP, the sum of net income (or net loss) for such period plus, the sum of all amounts treated as expenses for: (a) interest, (b) depreciation, (c) amortization, and
            (d) all accrued taxes on or measured by income to the extent included in the determination of such net income (or net loss); provided, however, unless otherwise provided for in this Agreement, net income (or net loss) shall be computed without giving effect to extraordinary losses or gains.




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            "Debt  Service" shall mean,  with respect to the Borrower,  required
            payments,   unless  waived,  of  current   maturities  of  long-term
            indebtedness (exclusive of any refinancings and rescheduled current maturities) and interest expense, all of the foregoing calculated as at any date of determination thereof by reference to the immediately preceding four (4) full fiscal quarters ending on or immediately prior to such date of determination.

            (2) Maximum Indebtedness to Net Worth Ratio. As of the end of each fiscal quarter commencing March 31, 1998, the Indebtedness to Net Worth Ratio shall not exceed 2.5:1.0. "Indebtedness to Net Worth Ratio" shall mean on any date for which the same is to be determined, the ratio of (i) indebtedness of the Borrower less the amount of 1)contingent liabilities incurred due to the Borrower's outstanding Letters of Credit under the IBJ Loan Agreement (hereinafter defined), and 2)operating leases permitted under Borrower's current or any future Loan Agreement or Credit Agreement with IBJ Schroeder (the "IBJ Loan Agreement"), to (ii) Net Worth determined as at such date.

            (3) Net Income. Net Income shall not be less than $0 (which represents losses), for each fiscal quarter throughout the term of the Loan. "Net Income" shall mean for any period for which the same is to be determined, the consolidated net income of the Borrower and its subsidiaries calculated in accordance with GAAP.

            (4) Cross Default with financial covenants set forth in IBJ Loan Agreement. Any default by Borrower of any of its financial covenants set forth in the IBJ Loan Agreement or in any subsequent agreement executed by Borrower in connection with any refinancing of the loan evidenced by the IBJ Loan Agreement shall constitute an event of default under this Loan Agreement.



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      Notwithstanding  anything to the contrary herein, upon the written request of Borrower to the Bank, (i) the Debt Service Coverage Ratio set forth above shall be increased to 1.3:1.0 to be tested as set forth above, and (ii) the Maximum Indebtedness to Net Worth Ratio, Net Income, and Cross Default financial covenants set forth above shall be released PROVIDED Borrower has complied with all of the following:

            (1) The Loan to Value Ratio must be  decreased to  sixty-five  (65%)
      percent  or   less(either   by  normal   amortization   and/or  a  partial
      prepayment);

            (2) Borrower has provided a new appraisal of the Premises to the Bank evidencing a Loan to Value Ratio of sixty-five (65%) percent or less prepared by a Bank approved appraiser and in form satisfactory to the Bank;
            (3) Borrower is not in default under any financial covenants set forth in the IBJ Agreement; and

            (4) Borrower is not in default under any of the Loan Documents.

7.    REPRESENTATIONS AND WARRANTIES

      The Borrower represents and warrants that:

      (a) The Borrower is a corporation duly organized and existing under the laws of the State of New York and is authorized to do business in the State of New York and, that it has full corporate power to execute this Agreement, the Note and all other Loan Documents and do all things required of it hereunder, and that the Borrower's main office for doing business is as indicated at the beginning of this Agreement;

      (b)   The Borrower  maintains offices at the following  location(s):
89 Arkay Drive,  Hauppauge,  New York 11788;

      (c) The Borrower's most recent financial statement as submitted to the Bank fairly represents the Borrower's financial condition as of the dates shown; that the Borrower is the owner of all of the assets and property as shown in the financial statement, subject to no liens, encumbrances or charges whatever other than as set forth in said financial statement, and that the Borrower has no liabilities other than shown on said financial statement;

      (d) The Borrower is the owner of the Collateral, free and clear of any liens, claims or rights of any other party, except as listed in Schedule A;

      (e) There is no action, litigation, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, pending, threatened against or affecting the Borrower which involves the possibility of materially adversely affecting the property, business, profits or conditions (financial or otherwise) of the Borrower;

      (f) The Borrower has filed all required federal, state and local tax returns and has paid all taxes shown on such returns as they become due;

      (g) The execution and delivery of this Agreement, and all other Loan Documents will not violate any provision of this Agreement or of any other agreement or instrument to which the Borrower is a party for which waivers of same have not been obtained;

      (h) All necessary corporate action to authorize the Borrower's entry into this Agreement and the execution of the Loan Documents has been taken and that the Loan Documents when executed by the Borrower shall be valid and binding obligations of the Borrower enforceable in accordance with their terms;

      (i) The execution, delivery and performance of the Loan Documents, the consummation of the transactions therein contemplated and compliance with the provisions of each by the Borrower does not and will not (i) conflict with, violate or result in a breach of any of the terms or provisions of the certificate of incorporation or by-laws of the Borrower, (ii) require consent which has not hereto been received or will result in a breach or default of any credit agreement, indenture, purchase agreement, mortgage, deed of trust, commitment, guaranty agreement, or any other instrument to which the Borrower is a party, or by which the Borrower may be bound or affected for which waivers of same have not been obtained, or (iii) conflict with or violate any existing law, rule, regulation, judgment, order or decree of any government, governmental instrumentality, or court, domestic or foreign, having jurisdiction over the Borrower or any of its properties;

      (j) The Borrower possesses all licenses, trademarks, trademark rights, and tradenames which are required for the conduct of its business without conflict with the rights of others.


8.    NEGATIVE COVENANTS

      While the Loan remains outstanding, the Borrower agrees that it will not, without prior written consent of the Bank:

      (a) Merge or consolidate with any other person, firm, corporation or business if (i) Borrower is not the surviving corporation, or (ii) the surviving entity has a lower credit rating than Borrower; or

      (b) Sell, lease, assign, transfer or otherwise dispose of any significant assets or property, except in the normal course of business as presently conducted, and for full and adequate consideration.



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9.    AFFIRMATIVE COVENANTS

      While the Loan remains outstanding, the Borrower agrees that it will:

      (a)   Make all payments required under the Note;

      (b) Furnish the Bank with copies of Financial Statements and other financial documentation as set forth herein;

      (c) Pay and discharge any and all taxes, assessments and governmental charges on the due date thereof, unless the same are being contested by the Borrower in good faith and provided such contest does not impair the Bank's security;

      (d) Timely comply with all of the terms and conditions of the Loan Documents;

      (e) Keep all of its property insured by insurance companies licensed to do business in New York and in such other state(s) where the property is located against loss or damage by fire or other risk usually insured against by other owners or users of such properties in similar businesses under extended coverage endorsement and against theft, burglary, and pilferage together with such other hazards as the Bank may from time to time reasonably request, in amounts satisfactory to the Bank. The Borrower shall deliver the policy or policies of such insurance to the Bank. All such insurance shall contain endorsements in form satisfactory to the Bank providing that the insurance shall not be cancelable except upon thirty (30) days prior written notice to the Bank and showing the Bank as a party insured as its interest may appear. The Borrower shall promptly notify the Bank of any event or occurrence causing a material loss or decline in value of property insured or the existence of an event justifying a material claim under any insurance and the estimated amount thereof;

      (f) Keep the Bank fully informed as to all matters that may affect the Loan;

      (g) Preserve and maintain its assets and keep the same in good order and condition;

      (h) If the Bank so reasonably requires, provide the Bank with an appraisal or appraisals of the Premises subsequent to the closing of the Loan but not more often than once every twelve (12) months except as otherwise set forth herein.

      All costs of such future appraisals shall be paid by the Borrower.




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10.   DEFAULT

      Each of the following shall be an "Event of Default" under this Agreement:

      (a) The occurrence of an Event of Default under the Note, any of the Loan Documents; or

      (b) Borrower shall fail to perform any other obligation required to be performed under this Agreement or any other Loan Document, for thirty (30) days after receipt of notice from the Bank of such failure; or

      (c) Any warranty, representation or other statement by or on behalf of Borrower in any Loan Document or instrument furnished in compliance with or in reference to any Loan Document proves in the Bank's reasonable opinion to be false or misleading in any material respect; or

      (d) Borrower shall generally not be paying debts as they become due or file a petition or seek relief under or take advantage of any insolvency law; make an assignment for the benefit of creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator, custodian or conservator of Borrower or of the whole or substantially all of Borrower's property or of any collateral pledged as security for the Note; or if Borrower shall file a petition or an answer to a petition under any chapter of the Bankruptcy Reform Act of 1978, as amended (or any successor statute thereto), or file a petition or seek relief under or take advantage of any other similar law or statute of the United States of America, any State thereof, or any foreign country or subdivision thereof; or

      (e) A Court of competent jurisdiction shall enter an order, judgment or decree appointing or authorizing a receiver, trustee, liquidator, custodian or conservator of Borrower or of the whole or substantially all of Borrower's property, or any portion of the collateral pledged as security for the Note, or enter an order for relief against Borrower in any case commenced under any chapter of the Bankruptcy Reform Act of 1978, as amended (or any successor statute thereto), or grant relief under any other similar law or statute of the United States of America, any State thereof, or any foreign country or subdivision thereof and the same is not stayed or discharged within sixty (60) days of entry; or

      (f) Under the provisions of any law for the relief or aid of debtors, a court of competent jurisdiction or a receiver, trustee, liquidator, custodian or conservator shall assume custody or control or take possession from Borrower of all or substantially all of Borrower's property or any portion of any collateral pledged as security for the Note; or

      (g) There is commenced against Borrower any proceeding for any of the foregoing relief or if a petition is filed against Borrower under any chapter of the Bankruptcy Reform Act of 1978, as amended (or any successor statute thereto), or under any other similar law or statute of the United States of America, any State thereof, or any foreign country or subdivision thereof, and such proceeding or petition remains undismissed for a period of sixty (60) days or if Borrower by any act indicates consent to, approval of or acquiescence in any such proceeding or petition; or

      (h) The Bank receives a notice to creditors with regard to a bulk transfer by Borrower pursuant to Article VI of the Uniform Commercial Code; or

      (i) In the event that (a) any entity then having a lesser credit rating than Borrower shall acquire beneficial ownership of a majority interest in the voting stock of Borrower, or (b) the Borrower shall merge with such an entity and shall not be the surviving corporation; or

      (j) Borrower shall fail to satisfy a final judgment entered against it for the payment of money within thirty (30) days from entry or affirmance, and in any event, prior to any execution or enforcement thereof; or

      (k) Borrower shall be in default under any other agreement or document with the Bank.



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      If an Event of Default  occurs or, if an event which,  but for the passage of time, the giving of notice or both (unless same is required under the Loan Documents), would constitute an Event of Default, the Bank may declare the Loan and any other Obligations to be immediately due and payable and the Bank shall have, in addition to all other rights and remedies including those set forth in the Mortgage and in the Assignment of Leases and Rents, those of a secured party under the Uniform Commercial Code of the State of New York including without limitation, the right to institute foreclosure proceedings and the right to take possession of all Collateral, and for that purpose the Bank may enter the Premises where the Collateral may be situated and remove the same therefrom without legal process. At the request of the Bank, if applicable, Borrower (i) will disclose the exact location of any personal property Collateral, (ii) assist in the collection of any personal property Collateral, and (iii) assemble any personal property Collateral at a place to be designated by the Bank. The requirements of reasonable notice shall be met if the Bank gives to the Borrower at least five (5) days prior written notice of the time and place of any public sale of any personal property Collateral or if the time after which any private sale or any other intended disposition is to be made. For the purpose of realizing the Bank's rights in the Collateral, the Bank may endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage or endorse any other forms of Collateral on behalf of and in the name of Borrower and may compromise and settle claims and otherwise generally deal with the Collateral. The Borrower hereby irrevocably appoints the Bank as its lawful attorney-in-fact with full power of substitution for the Borrower in its name, place and stead to take all actions with respect to the Collateral permitted hereunder.

      Any sale or  disposition  of  Collateral  by the  Bank  shall be done in a
commercially   reasonable   manner.  All  decisions  with  respect  to  sale  or
disposition of the Collateral shall be made solely by the Bank.

      All proceeds received from the disposition and/or collection of Collateral shall be applied by the Bank, in its discretion and in such order as it elects, to (i) the payment of all expenses incurred in connection with the sale and/or collection of the Collateral, including reasonable attorney's fees and other expenses and disbursements and the reasonable expenses of retaking, collecting, holding, preparing for sale, sale and the like and (ii) the payment of all interest, principal and other sums due under the Loan Documents.


11.   INDEMNIFICATION

      The Bank by virtue of the pledge and assignment of the Collateral to it hereunder shall not be deemed to have assumed the Borrower's obligations under the Collateral or be responsible for servicing the Collateral and the Borrower shall and does hereby agree to defend, indemnify and hold the Bank harmless of and from any and all liability of any name, nature or kind which may arise or be alleged to have arisen as a result of the pledge and assignment of the Collateral to the Bank hereunder.


12.   FEES AND EXPENSES

      All filing fees, recording costs and all other fees or charges, including reasonable attorneys fees, incurred by the Bank in connection with the preparation of this Agreement and the other Loan Documents and in perfecting and defending the Bank's security interests in the Collateral and its rights hereunder, shall be deemed to be sums payable under the Note and secured by the Collateral and shall be paid by the Borrower on demand.


13.   GENERAL PROVISIONS



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      (a) Inspection. The Bank may examine the Borrower's books and records with respect to the Collateral and this Agreement at all reasonable times to insure compliance with the terms of the Loan Documents. Additionally, the Borrower hereby agrees to allow the Bank, its personnel and representatives, access to the Borrower's books and records for the purpose of conducting periodic audits. Such audits shall be done as frequently as the Bank may reasonably determine is necessary and Borrower shall pay the Bank an audit fee of $650.00 per audit, it being understood that audit fees shall be charged only at such times as an Event of Default has occurred and is continuing.

      (b) Notice To Others. The Bank may, upon the occurrence of an Event of Default or upon the occurrence of an event which, but for the passage of time, the giving of notice or both unless same is required under the Loan Documents, would constitute an Event of Default, notify any party obligated to make payments to Borrower under any lease of the Premises or portion , to make payment directly to the Bank.

      (c) Paragraph Headings. Paragraph headings are for convenience and shall not operate to change or modify any of the terms of this Agreement.

      (d) Partial Invalidity. The invalidity or unenforceability of any clause or part of this Agreement or any other Loan Documents shall not affect the validity or enforceability of any other clause or part hereof.

      (e) Waiver. Any waiver by the Bank of any breach or of any Event of Default shall not be deemed a waiver of any other breach or Event of Default of the same or any other provision.

      (f) Rights Cumulative. All of the Bank's rights, remedies and powers, whether pursuant to this Agreement or any other Loan Document or otherwise ("Rights") shall be cumulative and may be exercised independently or concurrently, partially or wholly, and as often as the Bank deems expedient. No delay or omission in exercising such Right or any other Right shall be construed as a waiver or acquiescence to an Event of Default. Waiver of a Right or an Event of Default on any one occasion shall not bar or be a waiver of such Right or Event of Default on any future occasion.

      (g) Governing Law. This Agreement shall be governed by the laws of the State of New York.

      (h) Waiver Of Jury Trial. The parties hereto hereby waive trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Agreement, any other Loan Document or the Loan, or any instrument or document delivered in connection with the Loan, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising between the Borrower and the Bank.

      (i) Notices. All notices and communications under this Agreement, except those communications permitted by the terms of this Agreement to be made by telephone, shall be: (i) personally delivered or (ii) given by registered or certified mail, postage prepaid, return receipt requested, or (iii) forwarded by overnight courier service, in each instance addressed to the addresses hereinafter set forth, or such other addresses as the parties may for themselves designate in writing as provided herein for the purpose of receiving notices hereunder. All notices shall be in writing and shall be deemed given, in the case of notice by personal delivery, upon actual delivery, and in the case of appropriate mail or courier service, upon deposit with the U.S. Postal Service or delivery to the courier service as follows:

            If to Bank:

            KeyBank National Association
            1377 Motor Parkway
            Islandia, New York 11788
            Attn:  James V. Maiorino, Vice President

            If to Borrower:

            Vicon Industries, Inc.
            89 Arkay Boulevard
            Hauppauge, New York 11788
            Attn:  Kenneth M. Darby, President

      (j) Bank Approval. All Loan Documents and all other documents delivered by Borrower to the Bank must be acceptable to the Bank and its Counsel.

      (k) Entire Agreement. This Agreement and the other Loan Documents constitute the complete agreement of the parties with respect to the subject matters referred to herein and supersede all prior or contemporaneous negotiations, promises, covenants, agreements or representations of every nature whatsoever with respect thereto, all of which have become merged and finally integrated into this Agreement. Each of the parties understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Agreement, neither shall be permitted to offer or introduce any oral evidence concerning any other oral promises or oral agreements between the parties relating to the subject matter of this Agreement not included or referred to herein and not reflected by a writing signed by the Bank.

      (l) Counterparts. This Agreement may be executed in counterparts and any combination or group of counterparts bearing, in the aggregate, the signatures of all of the parties hereto shall be deemed one Agreement and sufficient execution of the within Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


VICON INDUSTRIES, INC.                             KEYBANK NATIONAL ASSOCIATION

By:____________________                            By:_________________________
      Kenneth M. Darby                                     James V. Maiorino
      President                                            Vice President


STATE OF NEW YORK       )
                        )  SS.:
COUNTY OF SUFFOLK       )

        On the 29th day of January, 1998, before me personally came KENNETH M. DARBY, to me known, who being by me duly sworn, did depose and say that he has an address c/o Vicon Industries, Inc. 89 Arkay Drive, Hauppauge, New York; that he is the President of VICON INDUSTRIES, INC., the corporation described in and which executed the foregoing instrument, and he signed his name thereto by order of said corporation.


                                            --------------------------
                                            NOTARY PUBLIC

STATE OF NEW YORK   )
                    )  SS.:
COUNTY OF SUFFOLK   )

     On the 29th day of  January,  1998,  before  me  personally  came  JAMES V.
MAIORINO, to me known, who being by me duly sworn, did depose and say that he has an address located c/o KeyBank National Association, 1377 Motor Parkway, Islandia, New York; that he is a Vice President at KEYBANK NATIONAL ASSOCIATION, the banking association described in and which executed the foregoing instrument, and he signed his name thereto by like order of said association.

                                            --------------------------
                                            NOTARY PUBLIC

                                 SCHEDULE "A"

                       PRIOR LIENS, CLAIMS OR RIGHTS OF
                          OTHERS IN AND TO COLLATERAL



             IBJ Schroeder Business Credit Corporation - security
                      interest in accounts and equipment

                   Chugai Boyeki (America) Corp. - security
                      interest in accounts and equipment